Pre-Paid Solutions, Inc. and subsidiary
               Consolidated Unaudited Interim Financial Statements
                 Periods Ended March 31, 2000 and June 30, 1999

                     Pre-Paid Solutions, Inc. and Subsidiary
                           Consolidated Balance Sheets

                                                                 March 31, 2000              June 30, 1999
                                                                 ---------------            --------------
                                                                   (unaudited)
                                     ASSETS
Current assets:
     Cash                                                         $        7,630             $      14,856
     Accounts receivable                                                 104,331                    40,156
     Inventory                                                           215,295                    13,592
     Prepaid expenses                                                      2,269                     2,527
                                                                 ---------------            --------------

         Total current assets                                            329,525                    71,131

Long-lives assets                                                        603,834                   627,588

Other assets                                                             127,854                    23,748
                                                                 ---------------            --------------

         Total assets                                            $     1,061,213            $      722,467
                                                                 ===============            ==============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
     Current portion of long-term debt                           $        30,665            $       35,891
     Notes payable                                                       823,724                   975,689
     Accounts Payable                                                    472,455                   200,955
     Accrued expenses                                                    294,879                   243,602
                                                                 ---------------            --------------

         Total current liabilities                                     1,621,723                 1,456,137
                                                                 ---------------            --------------

Long-term liabilities                                                      4,135                    25,446
                                                                 ---------------            --------------

         Total liabilities                                             1,625,858                 1,481,583
                                                                 ---------------            --------------



Stockholders' deficiency:
     Preferred stock, 10,000 shares authorized                                 -                         -
     Common stock, $.01 par value, 20,000,000 shares
       authorized; 4,682,067 and 3,497,334 shares
       issued and outstanding                                             46,821                    34,973
     Additional paid-in capital                                        2,386,593                 1,216,533
     Accumulated other comprehensive income                               61,088                    59,226
     Accumulated deficit                                              (3,059,147)               (2,069,848)
                                                                 ---------------            --------------

     Total stockholders' deficiency                                     (564,645)                 (759,116)
                                                                 ---------------            --------------

     Total liabilities and stockholders' deficiency              $     1,061,213            $      722,467
                                                                 ===============            ==============

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
                     Pre-Paid Solutions, Inc. and Subsidiary
                      Consolidated Statements of Operations
                         and Comprehensive Income (Loss)

                                                            Nine months ended March 31,            Year ended
                                                            ---------------------------             June 30,
                                                            2000                  1999                1999
                                                            ----                  ----                ----
                                                         (unaudited)           (unaudited)

Revenues                                                $   2,490,549         $  1,477,830       $   1,400,237

Direct cost                                                 2,226,272            1,198,982           1,121,389

Other expenses                                              1,207,359            1,088,025           1,363,951
                                                        -------------        -------------      --------------

Operating loss                                               (943,082)            (809,177)         (1,186,977)

Interest and other expense                                     46,218               84,230              95,946
                                                        -------------        -------------      --------------

Net loss                                                     (989,300)            (893,407)         (1,282,923)

Other comprehensive income - foreign
     currency translation adjustment                            1,862               63,035              50,243
                                                        -------------        -------------      --------------

Comprehensive income (loss)                             $    (987,438)       $    (830,372)     $   (1,232,680)
                                                        =============        =============      ==============

                     Pre-Paid Solutions, Inc. and Subsidiary
               Consolidated Statements of Stockholders' Deficiency

                                 Common Stock                           Accumulated
                           -----------------------       Additional        Other
                            Number                         Paid-In     Comprehensive    Accumulated
                           Of Shares        Amount         Capital        Income          Deficit         Total
                           ---------        ------         -------        ------          -------         -----
Balance June 30, 1998      2,369,834       $ 23,698   $    687,116     $     8,983 $     (790,202)  $    (70,405)

Common stock issued
  for cash                 1,077,500         10,775        479,917               -              -        490,692

Other comprehensive
  income                           -              -              -          63,035          3,277         66,312

Net loss                           -              -              -               -       (893,407)      (893,407)
                           ---------       --------   ------------    ------------   ------------   ------------

Balance March 31, 1999     3,447,334         34,473      1,167,033          72,018     (1,680,332)      (406,808)

Common stock issued
  for cash                    50,000            500          49500               -              -         50,000

Other comprehensive
  income                           -              -              -         (12,792)             -        (12,792)

Net loss                           -              -              -               -       (389,516)      (389,516)
                           ---------       --------   ------------    ------------   ------------   ------------

Balance June 30, 1999      3,497,334       $ 34,973    $ 1,216,533      $   59,226   $ (2,069,848)  $   (759,116)

Common stock issued
  for cash                 1,150,000         11,500      1,138,500               -              -      1,150,000

Common stock issued
  for services                34,733            348         31,561               -              -         31,909

Other comprehensive
  income                           -              -              -           1,862              -          1,862

Net loss                           -              -              -               -       (989,300)      (989,300)
                           ---------       --------   ------------    ------------   ------------   ------------

Balance March 31, 2000     4,682,067       $ 46,821    $ 2,386,594      $   61,088  $  (3,059,148)  $   (564,645)
                           =========       ========    ===========      ==========  =============   ============

                     Pre-Paid Solutions, Inc. and Subsidiary
                      Consolidated Statements of Cash Flows

                                                                                    Nine months ended March 31,
                                                                                      2000                1999
                                                                                  ------------        -----------
                                                                                   (unaudited)        (unaudited)
Cash flows from operating activities:
    Net loss                                                                      $   (989,300)       $  (893,407)
    Adjustments to reconcile net loss to net cash
        provided by operating activities:
           Depreciation and amortization                                               116,394              1,450
           Translation gain                                                              1,862             72,018
           (Decrease) in accounts receivable                                           (19,588)           (72,123)
           (Increase) in inventory                                                    (201,703)           (24,665)
           Decrease (increase) in prepaid expenses                                         257                581
           Increase in accounts payable and accrued expenses                           310,099            387,585
                                                                                  ------------        -----------

               Net cash used by operating activities                                  (781,978)          (528,560)
                                                                                  ------------        -----------

Cash flows from investing activities:
    Payments for purchase of long-lived assets                                         (92,640)          (403,967)
    Increase in other assets                                                          (104,106)            (1,536)
                                                                                  ------------        -----------

               Net cash used by investing activities                                  (196,746)          (405,503)
                                                                                  ------------        -----------

Cash flows from financing activities:
    Proceeds from the sale of common stock                                           1,150,000            490,693
    Proceeds from the issuance of debt instruments                                           -            653,183
    Repayment against debt instruments                                                (178,502)                 -
                                                                                  ------------        -----------

               Net cash provided by financing activities                               971,498          1,143,876
                                                                                  ------------        -----------

Net increase (decrease) in cash                                                         (7,226)           209,813

Cash at beginning of period                                                             14,856             91,237
                                                                                  ------------        -----------

Cash at end of period                                                             $      7,630        $   301,051
                                                                                  ============        ===========


Supplemental Cash Flow Information
     Common stock issued for services                                                   31,909                  -

                     Pre-Paid Solutions, Inc. and Subsidiary
                     Notes to Unaudited Financial Statements

1.   Subsequent Events:

     Sale of Common Stock and Warrants

         On April 3, 2000 Pre-Paid Solutions, Inc. sold 117 units consisting of a total of 2,489,994 shares of common stock and warrants to acquire an additional 1,244,997 share of common stock under a subscription agreement with 13 private investors. The total proceeds received by Pre-Paid from these investments was $3,510,000

     Merger

         On April 4, 2000 Pre-Paid Solutions, Inc. ("Pre-Paid") entered into a Merger Agreement with Pre-Cell Solutions, Inc. ("Pre-Cell") a Colorado corporation.

         In connection with the merger, Pre-Cell issued an aggregate of 13,199,468 shares of Pre-Cell common stock to the stockholders of Pre-Paid determined on the basis of a negotiated value of the business and certain contracts of Pre-Paid and the market value of Pre-Cell's common stock. Additionally, all outstanding options and warrants to purchase Pre-Paid shares will be fully vested and will automatically be converted into options and warrants to purchase Pre-Cell shares on a basis of 2.81915 Pre-Cell shares for each Pre-Paid share entitled to be purchased under the Pre-Paid options, at the per share price equal to the quotient of (i) the price contained in the Pre-Paid options and warrants, divided by (ii) 2.81915.

         Pursuant to the Merger Agreement, Pre-Cell agreed to file a registration statement, as soon as practicable after the Closing Date, but no later than October 31, 2000, with the United States Securities and Exchange Commission ("SEC") to register the Pre-Cell Shares issued to Pre-Paid Stockholders. Notwithstanding the foregoing, each stockholder receiving any Pre-cell shares executed a "lock-up" agreement (i) prohibiting his/her sale of such shares for a period of six months after the Closing Date and (ii) limiting the number of shares he/she can sell to an amount to be determined by the Pre-Cell Board of Directors during any three-month period beginning six months after the Closing Date and ending eighteen months after the Closing Date.